Exhibit 10.3


                       SIXTH AMENDMENT TO
          SECOND AMENDED AND RESTATED CREDIT AGREEMENT


      THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of April 17, 2003, is by and between HEARTLAND FINANCIAL USA, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender") with a banking office at 50 South LaSalle Street, Chicago, Illinois 60675.

      WHEREAS, the Borrower and the Lender have entered into a Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended by a First Amendment thereto dated as of September 27, 2001, a Second Amendment thereto dated as of October 31, 2001, a Third Amendment thereto dated as of December 31, 2001, a Fourth Amendment thereto dated as of June 29, 2002 and a Fifth Amendment and Waiver thereto dated as of October 30, 2002 (as so amended, the "Agreement"); and

      WHEREAS, the parties wish to amend the Agreement to, among other things, permit the incurrence of certain indebtedness by the Borrower, as provided herein;

     NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. Terms defined in the introductory paragraphs hereof shall have their respective defined meanings when used in this Amendment, and, except as otherwise expressly provided herein, terms defined in the Agreement shall have their respective defined meanings when used in this Amendment.

2.   AMENDMENTS TO THE AGREEMENT.

       (a)   Amendment  to  Schedule  5.5(a)  to  the  Agreement.
Schedule 5.5(a) to the Agreement is hereby amended and restated as of the date hereof into Schedule 5.5(a) attached hereto.

       (b)    Amendment  to  Section  5.5(d)  of  the  Agreement.
Section 5.5(d) of the Agreement is hereby amended as of the date hereof by (i) deleting the word "and" appearing immediately before clause (iii) therein, (ii) deleting the period at the end of clause (iii) therein and (iii) adding a new clause (iv) to read as follows: "(iv) DBT may issue a letter of credit for the benefit of the City of Dubuque for the account of the Borrower in an aggregate amount to be drawn not exceeding $500,000, which letter of credit will secure the Borrower's obligations to the City of Dubuque under the CDBG Economic Development Loan Program (as described on Schedule 5.5(a))."

     (c) Amendment to Section 5.6 of the Agreement. Section 5.6 of the Agreement is hereby amended as of the date hereof by
(i)  deleting the word "and" appearing at the end of  clause  (c)
therein,  (ii)  deleting the period at  the  end  of  clause  (d)
therein  and  substituting  the  phrase  ";  and"  therefor   and
(iii) adding a new clause (e) to read as follows: "(e) with respect to DBT, issue a letter of credit for the benefit of the City of Dubuque for the purposes permitted in Section 5.5(d) hereof."

3.   REPRESENTATIONS AND WARRANTIES.

      (a) No Breach. The execution and delivery of this Amendment, and the performance of this Amendment and the Agreement, as amended hereby, will not conflict with or result in a breach of, or cause the creation of a lien or require any consent under, the charter or by-laws of the Borrower, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower is a party or by which it or its property is bound.

      (b) Power and Action, Binding Effect. The Borrower has been duly formed and is validly existing in good standing under the laws of the State of Delaware and has all necessary power and authority to execute, deliver and perform its obligations under this Amendment and the Agreement, as amended hereby; the execution, delivery and performance by the Borrower of this Amendment and the Agreement, as amended hereby, have been duly authorized by all necessary action on its part; and this Amendment and the Agreement, as amended hereby, have been duly and validly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

     (c) Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency or any other person are necessary for the execution and delivery by the Borrower of this Amendment, the performance by the Borrower of its obligations under this Amendment or the Agreement, as amended hereby, or for the validity or enforceability hereof or thereof.

4.     CONDITIONS   PRECEDENT  TO  AMENDMENT.    The   amendments
contemplated by Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

     (a) The Borrower and the Lender shall have executed and delivered this Amendment.

     (b) The Borrower shall have delivered to the Lender a certificate of an authorized officer of the Borrower, certifying that attached thereto is a true and correct copy of an amendment, substantially similar to this Amendment and otherwise satisfactory to the Lender, to the Other Bank Agreement.

     (c) No Event of Default or Unmatured Event of Default shall have occurred and be continuing under the Agreement, as amended hereby, and the representations and warranties of the Borrower in
Section 4 of the Agreement and in Section 3 hereof shall be true and correct on and as of the date hereof and the Borrower shall have provided to the Lender a certificate of a senior officer of the Borrower to that effect.

      (d) Each Guarantor shall acknowledge and consent to this Amendment for purposes of its Guaranty as evidenced by its signed acknowledgment of this Amendment on the signature page hereof.

      (e) The Borrower shall have delivered to the Lender such other documents as the Lender may reasonably request.

5.   GENERAL.

      (a) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder.

      (b) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

     (c) Ratification. The parties agree that the Agreement has not lapsed or terminated, is in full force and effect, and from and after the date hereof shall remain binding in accordance with its terms, as amended hereby.

      (d) Certain Usages. From and after the date hereof, each reference to the Second Amended and Restated Credit Agreement in the Agreement, in the Note and in the other agreements, documents or instruments referred to or provided for in or delivered under the Agreement or the Note shall be deemed to refer to the Agreement, as amended hereby.

      (e) Counterparts. This Amendment may be executed in any number of counterparts and each party hereto may execute any one or more of such counterparts, each of which shall be deemed to be an original, all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Amendment.

      (f) Expenses. The Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Agreement, as amended hereby, and any other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of Gardner, Carton & Douglas, special counsel to the Lender, and any other counsel engaged by the Lender.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                              HEARTLAND FINANCIAL USA, INC.


                              By:       /s/ John K. Schmidt

                                        ________________________

                                        John K. Schmidt
                              Title:    Executive VP & Chief
                                        Financial Officer



                              THE NORTHERN TRUST COMPANY


                              By:       /s/ Thomas E. Bernhardt
                                        _______________________
                              Name:     Thomas E. Bernhardt
                              Title:    Vice President



GUARANTOR ACKNOWLEDGMENT

Each of the undersigned Guarantors hereby acknowledges and consents to the Borrower's execution of this Amendment.

CITIZENS FINANCE CO.               ULTEA, INC.


By:   /s/ John K. Schmidt          By:   /s/ John K. Schmidt
      ______________________             _____________________
      John K. Schmidt                    John K. Schmidt

Title: Treasurer                   Title: Treasurer